SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                      reported) May 28, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of May 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-9)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


     New Jersey             33-5042             21-0627285
  (State or other         (Commission        (I.R.S. Employer
   jurisdiction           File Number)      Identification No.)
 of incorporation)


                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)


             Registrant's telephone number, including
                    area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On May 28, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-9 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-9") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated May 26, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1             $48,871,886.00
               Class A2             $54,638,720.00
               Class A3            $203,020,714.00
               Class A4              $7,889,139.00
               Class A5             $18,949,394.00
               Class A6             $14,087,291.00
               Class A7              $4,986,000.00
               Class A8             $51,175,000.00
               Class A9                      $0.00
               Class A10           $164,000,383.00
               Class A11            $20,252,000.00
               Class A12            $22,880,000.00
               Class A13            $23,196,750.00
               Class A14             $5,000,000.00
               Class A15            $33,000,000.00
               Class A16             $3,652,261.00
               Class A17            $22,394,100.00
               Class A18             $9,880,000.00
               Class A19            $12,872,248.00
               Class R                     $100.00
               Class RL                    $100.00
               Class M              $13,905,000.00
               Class B1              $6,013,000.00
               Class B2              $3,382,000.00
               Class B3              $3,007,000.00
               Class B4              $1,503,000.00
               Class B5              $2,255,130.89
               Class PO                $817,032.50
                                   ---------------
               Total:              $751,628,249.39


The initial Junior Percentage and initial Senior Percentage for Pool 1998-9 are approximately 4.0% and 96.0%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-9 as of the initial issuance of the Certificates are $254,247.00, $7,516,282.00 and $7,516,282.00, respectively, representing approximately .03%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of May 1, 1998 (the "Cut-off Date").


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


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-9

Pool 1998-9 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $751,628,249.39.

The interest rates (the "Mortgage Rates") borne by the 2450 Mortgage Loans conveyed by GECMSI to Pool 1998-9 range from 6.375% to 9.125% and the weighted average Mortgage Rate as of the Cut-off Date is 7.3961% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-9 ranged from $25,200.00 to $1,500,000.00, and, as of the Cut-off Date, the
average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-9 is $306,787.04, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-9 is February 1990, and the latest scheduled maturity date of any such Mortgage Loan is May 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cutoff Date in Pool 1998-9 is 74.3616%.

The Mortgage Loans in Pool 1998-9 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-9:

                                    AGGREGATE              % OF
                                     BALANCES           POOL BY
 MORTGAGE         # OF                  AS OF         AGGREGATE
    RATES        LOANS           CUT-OFF DATE           BALANCE
 --------        -----           ------------         ---------
  6.3750%            3            $555,558.45           0.0739%
  6.5000%            5            $947,964.63           0.1261%
  6.6250%            8          $1,992,340.04           0.2651%
  6.7500%           34          $9,794,223.60           1.3031%
  6.8750%           79         $23,500,199.09           3.1266%
  6.9500%            1            $252,767.03           0.0336%
  7.0000%          144         $43,722,606.36           5.8171%
  7.1250%          217         $62,837,448.65           8.3602%
  7.2000%            4          $1,437,005.74           0.1912%
  7.2500%          434        $129,959,940.01          17.2905%
  7.3000%            6          $2,347,857.90           0.3124%
  7.3500%            2          $1,073,516.30           0.1428%
  7.3750%          460        $141,548,089.27          18.8322%
  7.4000%            4          $1,515,232.51           0.2016%
  7.4500%            4          $1,231,849.25           0.1639%
  7.5000%          412        $134,033,391.07          17.8324%
  7.5500%           10          $3,509,919.53           0.4670%
  7.6000%            3            $986,420.96           0.1312%
  7.6250%          320        $101,901,948.68          13.5575%
  7.6500%            3            $738,299.56           0.0982%
  7.7000%            2            $737,064.01           0.0981%
  7.7500%          150         $45,152,448.27           6.0073%
  7.8750%           82         $27,209,334.94           3.6200%
  8.0000%           28          $7,155,697.47           0.9520%
  8.1250%           16          $4,142,200.10           0.5511%
  8.2500%            8          $1,726,940.75           0.2298%
  8.3750%            1            $227,281.49           0.0302%
  8.5000%            2            $158,667.23           0.0211%
  8.6250%            1            $232,377.80           0.0309%
  8.7500%            2            $384,376.29           0.0511%
  8.8750%            2             $92,695.17           0.0123%
  9.0000%            1             $49,472.97           0.0066%
  9.1250%            2            $473,114.27           0.0629%
                 -----        ---------------         ---------
    Total        2,450        $751,628,249.39         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-9 :

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
      $0 - 227,150      355      $53,379,836.90          7.1019%
$227,151 - 250,000      306      $73,737,317.57          9.8103%
$250,001 - 300,000      764     $209,365,561.95         27.8549%
$300,001 - 350,000      404     $130,815,554.92         17.4043%
$350,001 - 400,000      250      $93,102,346.82         12.3868%
$400,001 - 450,000      131      $55,892,749.39          7.4362%
$450,001 - 600,000      179      $90,644,685.58         12.0598%
$600,001 - 650,000       34      $21,545,557.54          2.8665%
$650,001 - 1,000,000 +   27      $23,144,638.72          3.0793%
                      -----     ---------------        ---------
            Total     2,450     $751,628,249.39        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-9 is
$1,498,967.71.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-9 is
$25,184.73.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-9:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
      YEAR OF         # OF                AS OF       AGGREGATE
  ORIGINATION        LOANS         CUT-OFF DATE         BALANCE
  -----------        -----         ------------       ---------
         1990            1          $133,482.50         0.0178%
         1992            1           $85,793.86         0.0114%
         1993            1          $142,596.00         0.0190%
         1994            1          $232,377.80         0.0309%
         1997           72       $22,771,300.88         3.0296%
         1998        2,374      $728,262,698.35        96.8913%
                     -----      ---------------       ---------
        Total        2,450      $751,628,249.39       100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-9:

      LOAN-                           AGGREGATE             % OF
    TO-VALUE                           BALANCES          POOL BY
    RATIO AT           # OF               AS OF        AGGREGATE
   ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
   -----------        -----        ------------        ---------
 00.000 - 50.00         104      $33,557,569.53          4.4646%
 50.001 - 60.00         157      $51,061,372.71          6.7934%
 60.001 - 70.00         330     $113,425,487.30         15.0906%
 70.001 - 75.00         394     $129,415,929.69         17.2181%
 75.001 - 80.00       1,081     $324,598,158.34         43.1862%
 80.001 - 85.00          62      $16,048,949.98          2.1352%
 85.001 - 90.00         205      $54,055,067.70          7.1917%
 90.001 - 95.00         117      $29,465,714.14          3.9202%
                      -----     ---------------        ---------
      Total           2,450     $751,628,249.39        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-9:

                                        AGGREGATE           % OF
                                         BALANCES        POOL BY
TYPE OF               # OF                  AS OF      AGGREGATE
DWELLING             LOANS           CUT-OFF DATE        BALANCE
--------             -----           ------------      ---------
Single-family
 detatched           2,209        $681,672,068.56       90.6928%
Single-family
 attched               113         $35,349,384.41        4.7030%
Condominium             93         $23,276,646.53        3.0968%
2 - 4 Family Units      32          $9,866,149.89        1.3126%
Co-op                    3          $1,464,000.00        0.1948%
                     -----        ---------------      ---------
Total                2,450        $751,628,249.39      100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-9:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
                      # OF                AS OF       AGGREGATE
OCCUPANCY            LOANS         CUT-OFF DATE         BALANCE
---------            -----         ------------       ---------
Owner Occupied       2,379      $732,374,735.30        97.4384%
Vacation                48       $15,393,840.25         2.0481%
Investment              23        $3,859,673.84         0.5135%
Total                2,450      $751,628,249.39       100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-9:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
                      # OF                AS OF       AGGREGATE
STATE                LOANS         CUT-OFF DATE         BALANCE
-----                -----         ------------       ---------
Alabama                  7        $2,188,926.80         0.2912%
Arizona                 42       $11,481,463.92         1.5275%
Arkansas                 5        $1,637,493.46         0.2179%
California           1,168      $374,104,032.76        49.7725%
Colorado                23        $7,161,302.04         0.9528%
Connecticut             41       $14,929,041.71         1.9862%
Delaware                 5        $1,297,285.43         0.1726%
District Of Columbia     7        $2,127,948.62         0.2831%
Florida                 33       $10,419,088.42         1.3862%
Georgia                 41       $13,874,630.59         1.8459%
Hawaii                   6        $1,961,384.21         0.2610%
Idaho                    2        $1,447,429.64         0.1926%
Illinois                76       $23,319,973.30         3.1026%
Indiana                  5        $1,611,680.11         0.2144%
Iowa                     7        $2,034,812.91         0.2707%
Kansas                   6        $1,963,226.49         0.2612%
Kentucky                 3        $1,173,111.80         0.1561%
Louisiana                9        $2,950,671.96         0.3926%
Maine                    4        $1,392,827.90         0.1853%
Maryland                69       $21,814,135.53         2.9023%
Massachusetts          127       $36,304,321.39         4.8301%
Michigan                14        $3,967,050.46         0.5278%
Minnesota               31        $9,278,930.14         1.2345%
Missouri                18        $5,813,085.11         0.7734%
Montana                  2          $708,626.91         0.0943%
Nebraska                 6        $1,981,572.47         0.2636%
Nevada                  14        $3,810,356.46         0.5069%
New Hampshire            6        $1,687,584.27         0.2245%
New Jersey             201       $49,056,302.81         6.5267%
New Mexico               7        $1,241,904.03         0.1652%
New York                54       $17,586,412.61         2.3398%
North Carolina          21        $6,123,796.97         0.8147%
Ohio                    19        $5,724,268.75         0.7616%
Oklahoma                 4        $1,356,272.27         0.1804%
Oregon                  14        $4,280,956.23         0.5696%
Pennsylvania            71       $22,602,417.34         3.0071%
Rhode Island             4        $1,311,764.73         0.1745%
South Carolina           7        $1,688,031.18         0.2246%
South Dakota             3        $1,199,444.47         0.1596%
Tennessee                8        $2,832,361.15         0.3768%
Texas                   69       $16,837,944.74         2.2402%

Utah                    15        $3,669,561.05         0.4882%
Vermont                  4        $1,483,270.93         0.1973%
Virginia               110       $34,240,923.82         4.5556%
Washington              54       $15,397,912.44         2.0486%
West Virginia            3          $909,893.36         0.1211%
Wisconsin                4        $1,388,214.75         0.1847%
Wyoming                  1          $254,600.95         0.0339%
                     -----      ---------------       ---------
Total                2,450      $751,628,249.39       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-9:

                                    AGGREGATE              % OF
                                     BALANCES           POOL BY
  YEAR OF         # OF                  AS OF         AGGREGATE
 MATURITY        LOANS           CUT-OFF DATE           BALANCE
 --------        -----           ------------         ---------
     2018           45         $11,353,270.60           1.5105%
     2020            1            $133,482.50           0.0178%
     2022            1             $85,793.86           0.0114%
     2023           20          $5,155,220.17           0.6859%
     2024            1            $232,377.80           0.0309%
     2027           34         $10,501,469.36           1.3972%
     2028        2,348        $724,166,635.10          96.3463%
                 -----        ---------------         ---------
    Total        2,450        $751,628,249.39         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-9 calculated as of the Cut-off Date is 356 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-9:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
PURPOSE               # OF                AS OF       AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE         BALANCE
-------              -----         ------------       ---------
Purchase               887      $263,156,114.63        35.0115%
Rate Term/
 Refinance           1,265      $396,624,095.52        52.7686%
Cash-out Refinance     298       $91,848,039.24        12.2199%
                     -----      ---------------       ---------
Total                2,450      $751,628,249.39       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT
         AND EXHIBITS.

1.1 The Underwriting Agreement dated as of March 21, 1996 and the related Terms Agreement dated as of May 26, 1998 for the Series 1998-9 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and the Underwriting Agreement dated as of October 23, 1995 and the related Terms Agreement dated as of May 26, 1998 for the Series 1998-9 Certificates between GE Capital Mortgage Services, Inc.
      and Salomon Brothers Inc.


4.1   The Pooling and Servicing Agreement for the Series 1998-9
      Certificates, dated as of May 1, 1998, between GE Capital
      Mortgage Services, Inc., as seller and servicer, and State
      Street Bank and Trust Company, as trustee.

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:    /s/ Syed W. Ali
                              ------------------------------
                           Name:  Syed W. Ali
                           Title: Vice President



Dated as of May 28, 1998

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:
                              ------------------------------
                           Name:  Syed W. Ali
                           Title: Vice President



Dated as of May 28, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-----------------------------------------------------------------
  EXHIBIT NO.          DESCRIPTION                         PAGE
-----------------------------------------------------------------

      1.1    The Underwriting Agreement, dated as
             of March 21, 1996, and the related Terms
             Agreement, dated as of May 26, 1998,
             for certain of the Series 1998-9
             Certificates between GE Capital
             Mortgage Services, Inc. and Donaldson,
             Lufkin & Jenrette Securities Corporation and the Underwriting Agreement dated as of October 23, 1995 and the related
             Terms Agreement dated as of May 26,
             1998 between GE Capital Mortgage
             Services, Inc. and Salomon Brothers Inc.

      4.1    The Pooling and Servicing Agreement
             for the Series 1998-9 Certificates, dated as of May 1, 1998, between GE Capital
             Mortgage Services, Inc., as seller and
             servicer, and State Street Bank and Trust
             Company, as trustee.

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